UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
METLIFE, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your **Vote** Counts!

METLIFE, INC.

2024 Annual Meeting
June 18, 2024, at 2:30 PM, Eastern Time
Virtually at:
www.virtualshareholdermeeting.com/MET2024

MetLife

METLIFE, INC.
C/O COMPUTERSHARE
P.O. BOX 505008
LOUISVILLE, KY 40233-9814

V40938-P08097

Important Notice Regarding the Availability of Proxy Materials for the MetLife, Inc. Annual Shareholders Meeting to be held on Tuesday, June 18, 2024, at 2:30 PM, Eastern Time.

You invested in MetLife, Inc. and it's your time to vote! You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

You are receiving this communication due to shares held in the company named above. View the Notice and Proxy Statement, 2023 Annual Report, and Letter to Shareholders online at www.ProxyVote.com with your control number (below) OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future shareholders meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is NO charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*: Go to www.virtualshareholdermeeting.com/MET2024

Vote by Internet, Telephone or Mail: You may vote no later than 11:59 PM, Eastern Time, on June 17, 2024, by **Internet** at www.ProxyVote.com or by **Telephone** by going to www.ProxyVote.com and using the phone number provided there. You may vote by **mail** by requesting a paper copy of the materials, which will include a proxy card, and returning it to MetLife c/o Broadridge prior to the Annual Meeting.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. Please see the reverse side of this notice to obtain proxy materials and voting instructions.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		**Board Recommends**
1.	Election of Directors	
	Nominees:	
1a.	Cheryl W. Grisé	**For**
1b.	Carlos M. Gutierrez	**For**
1c.	Carla A. Harris	**For**
1d.	Laura J. Hay	**For**
1e.	David L. Herzog	**For**
1f.	R. Glenn Hubbard, Ph.D.	**For**
1g.	Jeh C. Johnson	**For**
1h.	Edward J. Kelly, III	**For**
1i.	William E. Kennard	**For**
1j.	Michel A. Khalaf	**For**
1k.	Diana L. McKenzie	**For**
1l.	Denise M. Morrison	**For**
1m.	Mark A. Weinberger	**For**
2.	Ratification of appointment of Deloitte & Touche LLP as MetLife, Inc.'s Independent Auditor for 2024	**For**
3.	Advisory (non-binding) vote to approve the compensation paid to MetLife, Inc.'s Named Executive Officers	**For**
4.	Approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan	**For**
5.	Shareholder proposal requesting a third-party racial equity audit	**Against**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxies in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V40939-P08097